UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 13, 2002

First Northern Community Bancorp
(Exact name of registrant as specified in its charter)

California	000-30707	68-0450397
(State or other jurisdiction of incorporation )	(Commission File Number)	(I.R.S. Employer No.)

195 N. First Street, Dixon, CA	95620
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (707) 678-3041

NONE
(Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

The written statements of the chief executive officer and chief financial officer of First Northern Community Bancorp (the “Registrant”) with respect to the Registrant’s Quarterly Report on Form 10-Q (the “Quarterly Report”) for the period ended September 30, 2002, filed with the Securities and Exchange Commission on November 13, 2002, as required by section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350), accompanied the Registrant’s Quarterly Report as additional correspondence.

Copies of the written statements are furnished herewith as Exhibits 99.1 and 99.2:

Exhibit No.	Description
99.1	Written Statement by Chief Executive Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)
99.2	Written Statement by Chief Financial Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHERN COMMUNITY BANCORP

Date:	November 13, 2002	By:	/s/ LOUISE A. WALKER
Louise A. Walker, Sr. Vice President / Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Written Statement by Chief Executive Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)

99.2	Written Statement by Chief Financial Officer under Section 906 of Sarbanes-Oxley Act of 2002 (18 U.S.C. section 1350)